INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant X
Filed by a Party other than the Registrant /_/
Check the appropriate box:

X      Preliminary Proxy Statement
/_/    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
/_/    Definitive Proxy Statement
/_/    Definitive Additional Materials
/_/    Soliciting Material Pursuant toss.240.14a-12

                                 IMAGING3, INC.
                -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                -----------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/_/    No fee required.
/_/    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:

/_/    Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

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       (4)     Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 10, 2009

DEAR STOCKHOLDER:

         Notice is hereby given that the 2009 Annual Meeting of Stockholders ("Annual Meeting") of Imaging3, Inc. ("Imaging3" or the "Company") will be held at 10:00 a.m. Pacific Time, on Thursday, December 10, 2009 at 3200 W. Valhalla Drive, Burbank, California 91505.

         At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

         1. An amendment to the Company's Articles of Incorporation in order to increase the number of authorized shares of common stock from 500,000,000, par value $0.001 per share, to 750,000,000, par value $0.001 per share, and to authorize 1,000,000 shares of preferred stock, par value $0.001 per share.

         2. An amendment to the Company's Bylaws to increase the size of the Company's Board of Directors from two (2) to a range of five (5) to nine (9), with the exact number of directors to be seven (7).

         3. Provided the amendment to the Company's Bylaws is adopted, the election of three members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. If the amendment to the Company's Bylaws is not adopted, then the election of two members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

         4. Ratification of the appointment M&K CPAS, PLLC as Imaging3, Inc.'s ("Imaging3") independent registered public accounting firm for the fiscal year ending December 31, 2009.

         5. The transaction of such other business and act upon any other matter which may properly come before the annual meeting or any adjournment or postponement of the meeting.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on November 2, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at this 2009 Annual Meeting and at any adjournment or postponement thereof.

         A copy of the Company's Form 10-K for the fiscal year ended December 31, 2008 is included with this proxy statement. A copy of the Annual Report and Proxy Statement can also be found on the Internet at www.imaging3.com.

                                Sincerely,

                                /s/ Dean Janes
                                DEAN JANES
                                CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                                    IMPORTANT

PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING.

                                 IMAGING3, INC.

                             3200 W. VALHALLA DRIVE

                            BURBANK, CALIFORNIA 91505


--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 10, 2009


--------------------------------------------------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors (the "Board") of Imaging3, Inc., a California corporation ("Imaging3" or the "Company"), for use at its 2009 Annual Meeting of Stockholders (the "Annual Meeting") to be held 10:00 a.m. Pacific Time, on Thursday, December 10, 2009 at 3200 W. Valhalla Drive, Burbank, California 91505 and at any adjournment or postponement thereof.

         This Proxy Statement and the accompanying form of Proxy were first mailed to all stockholders entitled to vote at the Annual Meeting on or about November 2, 2009.

         The Company's principal executive offices are located at 3200 W. Valhalla Drive, Burbank, California 91505. Its telephone number is (818) 260-0930.

RECORD DATE AND VOTING

         Stockholders of record at the close of business on November 2, 2009 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 323,361,552 shares of the Company's Common Stock (the "Common Stock") outstanding and entitled to vote. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the Record Date.

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," or "ABSTAIN" on a matter are treated as being present at the meeting for purposes of establishing a quorum. Broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are also counted for purposes of determining the presence of a quorum for the transaction of business. Shares voted "FOR" or "AGAINST" a particular matter presented to stockholders for approval at the Annual Meeting will be treated as shares entitled to vote ("Votes Cast") with respect to such matter. Abstentions also will be counted toward the tabulation of Votes Cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as an amendment to, or adoption of, a stock purchase plan).

         All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Stockholders may cumulate votes in the election of directors. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If a Proxy is returned to the Company and no choice is specified, the shares will be voted "FOR" each of the Company's nominees for director and "FOR" the approval of each of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement.

         Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting the Corporate Secretary, in writing at 3200 W. Valhalla Drive, Burbank, California 91505 or by telephone at (818) 260-0930. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by November 23, 2009.

REVOCABILITY OF PROXIES

         Any stockholder giving a Proxy pursuant to this solicitation, and any beneficial owner of the stock who has voting power over it for which a Proxy has been submitted, may revoke it at any time prior to the meeting. Revocation is accomplished by filing with the Secretary of the Company at its principal executive offices at 3200 W. Valhalla Drive, Burbank, California 91505, a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION

         The Company will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. The Company will not compensate such individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's fiscal 2010 annual meeting of stockholders is the close of business on July 28, 2010. Proposals of stockholders intended to be presented at the Company's fiscal 2010 annual meeting of stockholders without inclusion of such proposals in the Company's proxy statement and form of proxy relating to the meeting must be received by the Company no later than the close of business on August 28, 2010 and no earlier than the close of business on June 28, 2010.

                                    * * * * *

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL NO. 1

               AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE
                       AMOUNT OF AUTHORIZED COMMON STOCK


         As described in the accompanying NOTICE, the Company proposes to amend its Articles of Incorporation in order to increase the number of authorized shares of the Company's common stock from 500,000,000 to 750,000,000, par value $0.001 per share (the "Common Stock Articles Amendment"). As of November 2, 2009 and before the increase in authorized shares, 323,361,552 shares of the Company's common stock are not reserved for any specific use and are available for future issuance. As of November 2, 2009 and after the increase in authorized shares, 426,638,448 shares of the Company's common stock are not reserved for any specific use and are available for future issuance.

         The Board of Directors of the Company voted unanimously to implement the Common Stock Articles Amendment because the Board of Directors believes that an increase to the number of authorized shares of the Company's common stock will allow the Company to raise part of the capital necessary for the Company to grow its business in the future.

         The Company is not expected to experience a material tax consequence as a result of the Common Stock Articles Amendment. Increasing the number of authorized shares of the Company's common stock may, however, subject the Company's existing shareholders to future dilution of their ownership and voting power in the Company.

POTENTIAL ANTI-TAKEOVER EFFECT

         The additional shares of common stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this Proposal No. 1 could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

REQUIRED VOTE

         Approval of the Common Stock Articles Amendment requires the affirmative "FOR" vote of a majority of the Votes Cast on the proposal. Unless marked to the contrary, proxies received will be voted "FOR" approval of the Common Stock Articles Amendment.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE COMMON STOCK ARTICLES AMENDMENT.

                                    * * * * *

                                 PROPOSAL NO. 2

       AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE PREFERRED STOCK


         As described in the accompanying NOTICE, the Company proposes to amend its Articles of Incorporation in order to authorize 1,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock Articles Amendment").

         The Board of Directors of the Company voted unanimously to implement the Preferred Stock Articles Amendment because the Board of Directors believes that the authorization of shares of preferred stock will allow the Company to raise part of the capital necessary for the Company to grow its business in the future. At this time, however, the Company does not plan to create a series of preferred stock. When the Company determines to create a series of preferred stock, the terms of the preferred stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Company's Board of Directors.

         The Company is not expected to experience a material tax consequence as a result of the Preferred Stock Articles Amendment. Authorizing preferred stock may, however, subject the Company's existing shareholders to future dilution of their ownership and voting power in the Company.

POTENTIAL ANTI-TAKEOVER EFFECT

         The shares of preferred stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of preferred stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to authorize preferred stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this Proposal No. 2 could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

REQUIRED VOTE

         Approval of the Preferred Stock Articles Amendment requires the affirmative "FOR" vote of a majority of the Votes Cast on the proposal. Unless marked to the contrary, proxies received will be voted "FOR" the Preferred Stock Articles Amendment.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PREFERRED STOCK ARTICLES AMENDMENT.

                                    * * * * *

                                 PROPOSAL NO. 3

                               AMENDMENT TO BYLAWS


         As described in the accompanying NOTICE, the Company proposes to amend its Bylaws (the "Bylaws Amendment") in order to increase the size of the Company's Board of Directors from two (2) to a range of five (5) to nine (9), with the exact number of directors to be seven (7) (the "Bylaws Amendment").

         The Board of Directors of the Company approves of implementing the Bylaws Amendment because the Board of Directors believes that increasing the size of the Company's Board of Directors is necessary to allow the Company to add additional advisors to the Board of Directors, including advisors who are independent as defined in Rule 4200 of Financial Industry Regulatory Authority's listing standards.

         The Company last elected directors on October 1, 2004, prior to the Company becoming a reporting company.

         The Company's Bylaws permit the Company's Board of Directors to fill the vacancies on the Board created by the proposed Bylaws Amendment. Although the Company's Board of Directors does not intend to fill the vacancies, circumstances may change, such as the opportunity to fill a vacancy with a strong independent director, and there is no assurance that the Board of Directors will not fill one or more vacancies prior to the Company's next shareholder meeting.

         The Company is not expected to experience a tax consequence as a result of the Bylaws Amendment.

REQUIRED VOTE

         Approval of the Bylaws Amendment requires the affirmative "FOR" vote of a majority of the Votes Cast on the proposal. Unless marked to the contrary, proxies received will be voted "FOR" the Bylaws Amendment.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE BYLAWS AMENDMENT.

                                    * * * * *

                                PROPOSAL NUMBER 4

                              ELECTION OF DIRECTORS


         The Board recommended and nominated, Dean Janes, Xavier Aguilera, and Christopher Sohn as nominees for election at the annual meeting. At the Annual Meeting, three directors will be elected to the Board of Directors. Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for the nominees named below, who are all presently directors of Imaging3. Your proxies cannot be voted for a greater number of persons than the number of nominees named in the proxy statement. In the event that any nominee becomes unavailable, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director's earlier death, resignation or removal.

         We anticipate that the Board of Directors will fill any vacancy effective immediately following the Annual Meeting of stockholders in 2009.

NOMINEES

         The following information provided with respect to the principal occupation, affiliations and business experience during the last five years for each of the nominees has been furnished to us by such nominees.

         The name and certain information regarding each nominee are set forth below as of September 1, 2009. Other than Dean Janes and Michelle Janes, there are no family relationships among directors or executive officers of Imaging3.

NAME                     AGE       CURRENT POSITION WITH IMAGING3
------------------------ --------- ---------------------------------------------
Dean Janes               43        Chairman and  Chief Executive Officer

Xavier Aguilera (1)      60        Executive Vice President,  Chief Financial
                                   Officer, Corporate Secretary and Director

Christopher Sohn         48        President and Chief Operating Officer

----------------------
(1)      Member of Audit Committee

         DEAN JANES has been the Chairman and Chief Executive Officer of the Company since its inception in October 1993. Mr. Janes founded Imaging Services, Inc. in October of 1993 which changed its name to Imaging3, Inc. in 2002. Mr. Janes was the President and Chief Executive Officer of Imaging Services, Inc. from 1993 to 2001, his responsibilities included business development and overseeing operations, sales and marketing, operations and finance. In 2001 Mr. Janes brought Mr. Christopher Sohn on as President and Chief Operating Officer with Mr. Janes taking the position of Chairman and Chief Executive Officer, his duties remain the same with the exception of directly overseeing operations and finance. Prior to founding the Company, Mr. Janes worked for COHR, Center for Health Resources, from 1992 to 1993 as a Senior Field Service Engineer; his job responsibilities included technical support for junior engineers and business development of service contracts and revenues for all makes of medical imaging equipment. From 1991 to 1992, Mr. Janes worked for Toshiba American Medical Corporation; his job title was National Technical Support Engineer. His primary responsibilities were to assist Service Engineers throughout the United States with problems and design errors with Cath Labs and Angio Suites being a conduit to Japan and the Service Engineers in the United States. From 1990 to 1991, Mr. Janes worked for OEC Medical Systems, Inc. as a Senior Field Service Engineer; his responsibilities were to maintain, repair and install c-arms and Urology systems in the Southern California area. From 1988 to 1990 Mr. Janes worked for Kaiser Medical Physics as an in-house X-ray Service Engineer for Kaiser Harbor City Hospital; his responsibilities were to maintain and repair medical imaging equipment within the hospital and three outlying clinics. Mr. Janes also served in the United States Army Reserves as a Biomedical engineer; his service was from 1983 to 1991, with a tour in the first Gulf War from December of 1990 to April of 1991. He majored in Bio-Medical Electronic Engineering at the University of Colorado Technical Institute (1984-1988). Mr. Janes is the
principal inventor of Imaging3 real-time 3D medical diagnostic imaging technology. Mr. Janes is a member of MENSA. Dean Janes and Michele Janes are husband and wife.

         XAVIER AGUILERA has been the Executive Vice President, Chief Financial Officer and Corporate Secretary of the Company since June 1999. Mr. Aguilera's responsibilities include managing the Company's finances, accounting, taxes, credit facilities and interfacing and developing new relationships with banks and other financial institutions. Prior to working for the Company, Mr. Aguilera was self-employed as a consultant for Xavier Aguilera & Associates from 1997 to 1999. His responsibilities were to manage and open primary healthcare facilities throughout Southern California. He provided property management, estate planning, credit facility and Import/Export consulting for several businesses in Southern California. From 1995 to 1997, Mr. Aguilera was the Chief
Administrative Officer for East Los Angeles Doctors Hospital; his responsibilities were to manage administrative personnel within the hospital, manage public relations, business development and JCAHO compliance. From 1992 to 1995, Mr. Aguilera was the Chief Executive Officer for El Centro Human Services Corporation; his responsibilities were to develop and implement a community based mental health facility consisting of eight satellite centers. He managed a $9.4 million budget and a full time staff of 240 employees. From 1990 to 1992, Mr. Aguilera was a Deputy Director/Administrator for Northeast Community Clinic; his responsibilities were to implement and administer the clinics health programs and oversee operations. From 1988 to 1990, Mr. Aguilera was self employed as a consultant for finance, management and international finance. He provided these services to banks as well as businesses throughout Southern California. From 1987 to 1988, Mr. Aguilera was Vice President of International Banking Marketing for California Commerce Bank; his responsibilities were to manage and administer a $14 million portfolio, develop new business in the Southern California with Hispanic Businesses and develop business relationships with Northern Mexico businesses and banks. From 1981 to 1987, Mr. Aguilera was an Assistant General Manager/Deputy Director for Banco Nacional de Mexico, (BANAMEX). He was responsible for $60 million in new deposits as well as new business development and management of commercial and personal lending departments. He holds a bachelor degree in business from California State University at Northridge (1983) and a Certificate of Medical Management from the University of California at Los Angeles (1995).

         CHRISTOPHER SOHN has been the President and Chief Operating Officer of the Company since June 2001. As a Chief Operating Officer for Imaging3, Mr. Sohn's responsibilities include developing international sales, marketing and resourcing network, organizing and strategizing with manufacturing companies and researching new sources of products from developing countries for import into the United States, overseeing of business operations and human resources. Prior to working for the Company, Mr. Sohn was President and Chief Executive Officer of DMI, Inc. from 1994 to 2000. As Chief Executive Officer for an international trading company of diagnostic medical imaging system, Mr. Sohn's main responsibility was to develop business relationships and dealer networks in Central and South American markets, connecting this with the needs of Asian medical equipment manufactures as well as manufactures in the United States and North America. Mr. Sohn has also organized and participated in more than a dozen medical exhibitions during this period including the Hospitalar (Brazil 1995-2000), and RSNA during the same period. From 2000 to 2001, Mr. Sohn was Chief Executive Officer of ISOL America, Inc.; his responsibilities included starting up an overseas headquarters for the parent company ISOL Korea in the United States as well as setting up a distribution and dealer network in the United States, Central and South America for ISOL's products, which included MRI, Magnetic Resonance Imaging and Bone Desitometry Systems. Mr. Sohn also assisted in the Company's efforts to achieve FDA and UL approval of its products as well as researching manufacturing partners for the assembly and manufacture of ISOL products within the United States. Mr. Sohn majored in biochemistry and computer science at the University of California at Los Angeles (1978-1982).

         No officer or director is required to make any specific amount or percentage of his business time available to us. Each of our officers intends to devote such amount of his or her time to our affairs as is required or deemed appropriate by us.

REQUIRED VOTE

         If the Bylaws Amendment is adopted, the three nominees receiving the highest number of affirmative "FOR" votes shall be elected as directors. If the Bylaws Amendment is not adopted, the two nominees receiving the highest number of affirmative "FOR" votes shall be elected as directors. Stockholders may cumulate votes in the election of directors. Unless marked to the contrary, proxies received will be voted "FOR" these nominees.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE FOREGOING NOMINEES.

                                    * * * * *

                                PROPOSAL NUMBER 5

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee of the Board of Directors has appointed M&K CPAS, PLLC as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2009. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Imaging3 and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of M&K CPAS, PLLC are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

REQUIRED VOTE

         Ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the year ending December 31, 2009 requires the affirmative "FOR" vote of a majority of the Votes Cast on the proposal. Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of M&K CPAS, PLLC.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF M&K CPAS, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING YEARS ENDING DECEMBER 31, 2009.

                                    * * * * *

               BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

         We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. We have adopted a code of business conduct and ethics for directors, officers (including our principal executive officer and principal financial officer) and employees, known as the Imaging3 Code of Conduct. The Imaging3 Code of Conduct is available at: http://www.imaging3.com. Imaging3 will post on this web site any amendments to the Imaging3 Code of Conduct or waivers of the Imaging3 Code of Conduct for directors and executive officers.

         Stockholders may request free printed copies of the Imaging3 Code of Conduct from:

                               Investor Relations
                                  Imaging3 Inc.
                             3200 W. Valhalla Drive
                            Burbank, California 91505

BOARD OF DIRECTORS INDEPENDENCE

         The Board of Directors has determined that none of the director nominees standing for election is an "independent director" as defined in Rule 4200 of Financial Industry Regulatory Authority's ("FINRA") listing standards. In determining the independence of our directors, the Board of Directors has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the Securities and Exchange Commission (the "SEC") and FINRA rules. In making the determination of the independence of our directors, the Board of Directors considered all transactions in which Imaging3 and any director had any interest, including those discussed under "Certain Relationships and Related Transactions" below, and transactions involving payments made by Imaging3 to companies in the ordinary course of business where the candidate serves on the board of directors or as a member of the executive management of the other company.

BOARD OF DIRECTORS STRUCTURE AND COMMITTEE COMPOSITION

         The Board of Directors has appointed an Audit Committee. As of September 1, 2009, the sole member of the Audit Committee is Xavier Aguilera, who may not be considered to be independent as defined in Rule 4200 of the National Association of Securities Dealers' listing standards. The Board of Directors has adopted a written charter of the Audit Committee. The Audit Committee is authorized by the Board of Directors to review, with the Company's independent accountants, the annual financial statements of the Company prior to publication, and to review the work of, and approve non-audit services performed by, such independent accountants. The Audit Committee will make annual recommendations to the Board for the appointment of independent public accountants for the ensuing year. The Audit Committee will also review the effectiveness of the financial and accounting functions and the organization, operations and management of the Company. The Audit Committee was formed on August 31, 2003. The Audit Committee held one meeting during fiscal year ended December 31, 2008.

         The Company established a Compensation Committee on August 31, 2003, which consists of one director, Dean Janes. The Compensation Committee is responsible for reviewing general policy matters relating to compensation and benefits of directors and officers, determining the total compensation of our officers and directors. The Board of Directors does not have a nominating committee. Therefore, the selection of persons or election to the Board of Directors was neither independently made nor negotiated at arm's length.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

         The Board of Directors has not yet established a Nominating and Corporate Governance Committee. Accordingly, the Board of Directors reviews the skills and characteristics required of Board members. The Board will consider a candidate's independence, as well as the perceived needs of the Board and the candidate's background, skills, business experience and expected contributions. At a minimum, members of the Board must possess the highest professional ethics, integrity and values, and be committed to representing the long-term interests of our shareholders.

         They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. The Board may also take into account the benefits of diverse viewpoints, as well as the benefits of constructive working relationships among directors.

         The Board of Directors also reviews and determines whether existing members of the Board should stand for re-election, taking into consideration matters relating to the number of terms served by individual directors and the changing needs of the Board. We do not have a limit on the number of terms an individual may serve as a director on our Board.

         The Board of Directors utilizes a variety of methods for identifying and evaluating nominees for director. The Board regularly assesses the appropriate composition, size and independence of the Board, and whether any vacancies are expected due to change in employment or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board considers various potential candidates for director. Candidates are evaluated at regular or special meetings of the Board of Directors, and may be considered at any point during the year. The Board will consider shareholder recommendations for candidates for the Board that are properly submitted in the same manner it considers nominees from other sources. In evaluating such recommendations, the Board will use the qualifications standards described above and will seek to achieve a balance of knowledge, experience and capability on the Board.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Stockholders may contact the Board of Directors about bona fide issues or questions regarding Imaging3 by sending an email to Dean Janes at djanes@imaging3.com or by writing the Corporate Secretary at the following address:

                                 Imaging3, Inc.
                            Attn: Corporate Secretary
                             3200 W. Valhalla Drive
                            Burbank, California 91505


                               EXECUTIVE OFFICERS

         Executive officers of the Company, and their ages as of September 1, 2009, are as follows:

NAME                     AGE       CURRENT POSITION WITH IMAGING3
------------------------ --------- ---------------------------------------------
Dean Janes               43        Chairman and  Chief Executive Officer

Xavier Aguilera (1)      60        Executive Vice President,  Chief Financial
                                   Officer, Corporate Secretary and Director

Christopher Sohn         48        President and Chief Operating Officer

         See section entitled "Nominees" under Proposal 4, Election of Directors above, for a brief description of the business experience and educational background of Mr. Janes, Mr. Aguilera, and Mr. Sohn.


                             EXECUTIVE COMPENSATION

         The following table summarizes compensation paid or accrued by Imaging3 and its subsidiaries for the years ended December 31, 2008 and December 31, 2007 for services rendered in all capacities, by the chief executive officer and the other most highly compensated executive officers during the fiscal years ended December 31, 2008 and December 31, 2007.

                           SUMMARY COMPENSATION TABLE

---------------------- ------- ---------- -------- --------- ------------- -------------- --------------- -----------
                                                             Non-Equity    Non-Qualified
Name and                                                     Incentive       Deferred
Principal Position                                 Option    Plan          Compensation     All Other
(1)                    Year     Salary     Bonus   Awards    Compensation    Earnings      Compensation     Total
---------------------- ------- ---------- -------- --------- ------------- -------------- --------------- -----------
---------------------------------------------------------------------------------------------------------------------
Dean Janes,
Chief Executive        2008   $138,092      0         0          0              0               0         $138,092
Officer                2007   $144,000      0         0          0              0               0         $144,000


Christopher Sohn,
President and Chief    2008   $115,384      0         0          0              0               0         $115,384
Operating Officer      2007   $110,000      0         0          0              0               0         $110,000


Xavier Aguilera,
Chief Financial
Officer/Treasurer,
Executive Vice
President, and         2008    $92,000      0         0          0              0               0          $92,000
Corporate Secretary    2007    $95,000      0         0          0              0               0          $95,000


Michele Janes,
Vice President of      2008    $46,153      0         0          0              0               0          $46,153
Administration         2007    $35,000      0         0          0              0               0          $35,000


Officers as a Group    2008   $391,629      0         0          0              0               0         $391,629
                       2007   $340,000      0         0          0              0               0         $340,000
-------------------------

(1) All officers serve at will without employment contracts except that Dean Janes is employed under a Consulting Agreement under which the Company pays Mr. Janes approximately $12,000 per month until either party terminates the Agreement on 30 days written notice.


EMPLOYMENT AGREEMENTS

         Imaging3 and its subsidiaries have not entered into any employment agreements with their executive officers to date, and do not intend to enter into employment agreements with them at the time. Imaging3 and its subsidiaries may enter into employment agreements with them in the future.

         Dean Janes, the Company's Chief Executive Officer, is engaged pursuant to a consulting agreement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

         None of Imaging3's executive officers received any equity awards during the year ended December 31, 2008.

EMPLOYEE BENEFIT PLANS

         The Company has not yet, but may in the future, establish a management stock option plan pursuant to which stock options may be authorized and granted to the executive officers, directors, employees and key consultants of the Company. In the event the Company establishes the stock option plan, the Company expects to authorize approximately 16,000,000 shares or more for future issuance.

DIRECTOR COMPENSATION

         None of the Company's directors received any compensation for their respective services rendered to the Company as directors during the year ended December 31, 2008.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the names of our executive officers and directors and all persons known by us to beneficially own 5% or more of the issued and outstanding common stock of Imaging3 at September 1, 2009. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of September 1, 2009 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The percentage ownership of each beneficial owner is based on 323,361,552 outstanding shares of common stock. Except as otherwise listed below, the address of each person is c/o Imaging3, Inc., 3200 W. Valhalla Drive, Burbank, California 91505. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.

                                                     NUMBER OF SHARES BENEFICIALLY
              NAME, TITLE AND ADDRESS                           OWNED (1)                PERCENTAGE OWNERSHIP
              -----------------------                           ---------                --------------------
Dean Janes
(includes shares owned by wife, Michele Janes)
Chairman and Chief Executive Officer                            62,516,328                      19.3%

Christopher Sohn
President and Chief Operating Officer                           23,000,000                       7.1%

Xavier Aguilera
Director, Chief Financial Officer/Treasurer,
Executive Vice President, and Secretary                          200,000                          *

All current Executive Officers as a Group                       85,716,328                      26.4%
-----------------------------
*    Less than 0.1%

(1) Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned. The total number of issued and outstanding shares and the total number of shares owned by each person is calculated as of September 1, 2009.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires Imaging3's officers and directors, and certain persons who own more than 10% of a registered class of Imaging3's equity securities (collectively, "Reporting Persons"), to file reports of ownership and changes in ownership ("Section 16 Reports") with the SEC. Reporting Persons are required by the SEC to furnish Imaging3 with copies of all Section 16 Reports they file.

         Based  solely on its  review of the  copies of such  Section 16 Reports received by it, or written representations received from certain Reporting Persons, all Section 16(a) filing requirements applicable to Imaging3's Reporting Persons during and with respect to the fiscal year ended December 31, 2008 have been complied with on a timely basis, except for the filing of Form 3s by our officers and directors.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         Mr. Janes, the Company, and UBS Financial Services entered into an arrangement pursuant to which Mr. Janes had agreed to invest in the Company, using the proceeds from the sale by Mr. Janes of a portion of his existing shares in the open market. Effective March 23, 2009 and applicable retroactively to February 4, 2008, Mr. Janes modified and terminated his program with Imaging3, Inc. and UBS Financial Services. Under the modification, Mr. Janes will not have the right to purchase any shares of the common stock of the Company from the proceeds of his sales of stock in the open market through UBS Financial Services. Furthermore, effective March 23, 2009, Mr. Janes ceased sales of his common stock in the open market through UBS Financial Services. Mr. Janes sold a total of 3,875,983 shares of his common stock in the Company in the open market through UBS Financial Services from February 4, 2008 to March 23, 2009, resulting in net proceeds to Mr. Janes of approximately $470,000. Since February 4, 2008, Mr. Janes has loaned all of those proceeds to the Company without interest, payable to Mr. Janes on demand. Originally, Mr. Janes had the right to convert those advances into shares of the Company's common stock, at an aggregate conversion price approximately equal to the net proceeds from his stock sales, although no such conversions were ever made. Under the modifications, Mr. Janes does not have the right to convert any of the advances into shares of common stock. Instead, Mr. Janes and the Company modified Mr. Janes' demand notes into long-term noninterest bearing loans payable in full by the Company on or before December 31, 2012. The Company does not intend to resume or to engage in the future in any other program similar to the one previously conducted with UBS Financial Services.

         Mr. Janes, Chief Executive Officer, a Director and principal shareholder of the Company, loaned the Company $250,000 on August 24, 2004, evidenced by a note due on demand bearing 6% interest and secured by a pledge agreement. As of December 31, 2008, the Company has repaid $185,790 of the principal amount of the loan to Mr. Janes. Mr. Janes has waived the 6% interest due to him under this loan.

         Mr. Janes loaned an additional $375,000 to the Company on April 24, 2005, evidenced by a note due on demand bearing no interest and secured by a Pledge Agreement. The Company and Mr. Janes treat this note as a revolving loan.

         Mr. Janes is employed pursuant to a consulting agreement for $12,000 per month plus expenses. The Agreement is terminable by either party on 30 days written notice. The Company owes Mr. Janes $24,000 under the consulting agreement for the year ended December 31, 2008.

         Dean Janes and Michele Janes are husband and wife.

                            AUDIT AND NON-AUDIT FEES

         Kabani & Company, Inc., Certified Public Accountants ("KC") was the Company's principal auditing accountant firm for the years ended December 31, 2008 and December 31, 2007. KC has also provided other non-audit services to the Company. The Audit Committee approved the engagement of KC before KC rendered audit and non-audit services to the Company.

         Each year the independent auditor's retention to audit our financial statements, including the associated fee, is approved by the Board before the filing of the previous year's Annual Report on Form 10-K.

KC FEES
                                                       2008       2007
                                                   ------------------------

        Audit Fees(1)                                   $48,000   $ 26,700
        Audit Related Fees                                  -0-        -0-
        Tax Fees(2)
        All Other Fees                                      -0-        -0-
                                                   ------------------------
                                                        $48,000    $26,700
                                                   ========================

-----------------------
(1) Audit Fees consist of fees for the audit of our financial statements and review of the financial statements included in our quarterly reports.

(2) Tax fees consist of fees for the preparation of original federal and state income tax returns and fees for miscellaneous tax consulting services.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

         The Audit Committee's policy is to pre-approve, typically at the beginning of our fiscal year, all audit and non-audit services, other than de minimis non-audit services, to be provided by an independent registered public accounting firm. These services may include, among others, audit services, audit-related services, tax services and other services and such services are generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the full Board regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. As part of the Board's review, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence from management. At Audit Committee meetings throughout the year, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

         The Audit Committee has considered the provision of non-audit services provided by our independent registered public accounting firm to be compatible with maintaining their independence. The Audit Committee will continue to approve all audit and permissible non-audit services provided by our independent registered public accounting firm.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Company's Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2008 with senior management. The Audit Committee has reviewed and discussed with management the Company's audited financial statements. The Audit Committee has also discussed with Kabani & Company, Inc., Certified Public Accountants ("KC"), the Company's independent auditors for the year ended December 31, 2008, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communication with Audit Committees) and received the written disclosures and the letter from KC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees). The Audit Committee has discussed with KC the independence of KC as auditors of the Company. Finally, the Audit Committee has considered whether the independent auditors' provision
of  non-audit   services  to  the  Company  is  compatible  with  the  auditors'
independence. Based on the foregoing, the Company's Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the United States Securities and Exchange Commission ("SEC"). The Audit Committee also approved KC's engagement to prepare the Company's consolidated tax returns for its fiscal year ending December 31, 2008. The Company's Audit Committee did not submit a formal report regarding its findings.

                                 AUDIT COMMITTEE

                                 XAVIER AGUILERA


                           INCORPORATION BY REFERENCE

      In our filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the "Audit Committee Report" specifically is not incorporated by reference into any other filings with the SEC.

      This proxy statement is sent to you as part of the proxy materials for the 2009 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of our common stock.


                                  OTHER MATTERS

      The Board of Directors knows of no other matters that will be presented for consideration at the 2009 Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

      No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy, in any jurisdiction, from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

                                        By Order of the Board of Directors




                                        DEAN JANES
                                        CHIEF EXECUTIVE OFFICER

November 2, 2009

         In some cases, only one Annual Report or Proxy Statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will furnish, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 or Proxy Statement, to each stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to: Corporate Secretary, Imaging3, Inc., 3200 W. Valhalla Drive, Burbank, California 91505 or by telephone at (818) 260-0930. Additionally, any stockholders who are presently sharing an address and receiving multiple copies of the Annual Report or Proxy Statement and who would rather receive a single copy of these materials in the future may instruct the Company by directing their request in the same manner.

                                    EXHIBIT A
                    AMENDMENT TO CERTIFICATE OF INCORPORATION

                                  AMENDMENT TO

                            ARTICLES OF INCORPORATION

                                       OF

                                 IMAGING3, INC.


     The undersigned, Dean Janes and Xavier Aguilera, hereby certify that:

     1. They are the Chief Executive Officer and Secretary, respectively, of Imaging3, Inc., a California corporation (the "Corporation").

     2. The Articles of Incorporation of the Corporation are hereby amended as follows:

     Article IV is hereby amended and restated to read as follows:

     IV.:The Corporation is authorized to issue two classes of shares. One class of shares shall be designated as common stock, par value $0.001 per share, and the total number of common shares which this Corporation is authorized to issue is 750,000,000. The other class of shares shall be designated as preferred stock, par value $0.001 per share, and the total number of preferred shares which this Corporation is authorized to issue is 1,000,000. The preferred stock authorized by these Articles of Incorporation shall be issued in series. The Board of Directors of this Corporation is authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series, to determine the designation and par value of any series, and to fix the number of shares of any series.

     3. The foregoing Amendment to Articles of Incorporation has been duly approved by the Board of Directors.

     4. The foregoing Amendment to the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the Corporation entitled to vote was 323,361,552 shares of Common Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than fifty percent (50%).

     The undersigned further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of their own knowledge.


     Dated: December 10, 2009

                                            -----------------------------------
                                            Dean Janes, Chief Executive Officer


                                            -----------------------------------
                                            Xavier Aguilera, Secretary

                                    EXHIBIT B
                               AMENDMENT TO BYLAWS

                                  AMENDMENT TO
                                     BYLAWS
                                       OF
                                 IMAGING3, INC.
                            A CALIFORNIA CORPORATION

The  following  provision  of the Bylaws of Imaging3,  Inc.  adopted on or about
December  10,  2009  (the   "Bylaws")  is  hereby   amended  and  restated  (the
"Amendment"):

Article III, Section 2 of the Company's Bylaws is hereby amended and restated in its entirety as follows: "Number. The Corporation shall have no fewer than five
(5) nor more than nine (9) directors. Initially the exact number of directors will be seven (7). The exact number of directors will be determined from time to time by resolution adopted by approval of the outstanding shares or by the affirmative vote of a majority of the Whole Board of Directors. Notwithstanding the foregoing, before the issuance of any shares and so long as the Corporation has only one shareholder, the number of directors may be one or two, and so long as the Corporation has two shareholders, the number may be two. As used in these Bylaws, the term "Whole Board" means the number of directors that the Corporation would have if there were no vacancies. After the issuance of shares, a bylaw specifying the changing of the maximum or minimum number of directors or changing from a variable to a fixed board or vice versa may be adopted only by approval of the outstanding shares. No reduction of the authorized number of directors shall have the effect of removing any director before the expiration of his term of office."

The Bylaws shall remain in effect as modified by this Amendment to the Bylaws (the "Amendment") except to the extent that the Bylaws contradict the Amendment, in which case this Amendment shall govern.

THIS IS TO CERTIFY:

That I am the duly elected, qualified and acting Secretary of Imaging3, Inc., a California corporation (the "Company"), and that the foregoing Amendment to the Bylaws was validly adopted on December 10, 2009 by written consent of the shareholders entitled to vote a majority of the outstanding capital stock of the Company.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of December 2009.


                          ------------------------------------
                           Xavier Aguilera, Secretary

                                     BALLOT
--------------------------------------------------------------------------------

                                 IMAGING3, INC.
                             3200 W. VALHALLA DRIVE
                            BURBANK, CALIFORNIA 91505
                                 (818) 260-0930



           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 10, 2009

             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

                   WE ARE ASKING YOU FOR A PROXY, AND YOU ARE
                          REQUESTED TO SEND US A PROXY.


         The undersigned hereby appoints Dean Janes, Chief Executive proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Imaging, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on December 10, 2009, at 10:00 a.m., Pacific Time, at 3200 W. Valhalla Drive, Burbank, California, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To increase the number of authorized shares of common stock from 500,000,000, par value $0.001 per share, to 750,000,000, par value
         $0.001 per share. (Amendment to Articles of Incorporation)

         [_] FOR                   [_] AGAINST                       [_] ABSTAIN

2. To authorize 1,000,000 shares of preferred stock, par value $0.001 per share. (Amendment to Articles of Incorporation)

         [_] FOR                   [_] AGAINST                       [_] ABSTAIN

3. To increase the size of the Company's Board of Directors from two (2) to a range of five (5) to nine (9) with the exact number of directors to be seven (7). (Amendment to Bylaws)

         [_] FOR                   [_] AGAINST                       [_] ABSTAIN

4. If "FOR" the Amendment to Bylaws, to elect a Board of three (3) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

          Nominees: Dean Janes, Xavier Aguilera, and Christopher Sohn

            [_] FOR: nominees listed above (except as marked to the contrary below).
            [_]  WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

5. If "AGAINST" the Amendment to Bylaws, to elect a Board of two (2) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

          Nominees: Dean Janes and Xavier Aguilera
            [_] FOR: nominees listed above (except as marked to the contrary below).
            [_]  WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

6. To ratify the appointment of M&K CPAS, PLLC as independent accountants for the period ending December 31, 2009:

         [_] FOR                   [_] AGAINST                       [_] ABSTAIN

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Number of shares owned ________________and voted hereby.

Name & Address of Shareholder

-----------------------------

-----------------------------

-----------------------------
(VOID WITHOUT INFO)

                                            -----------------------------------
                                            Signature of Stockholder



                                            -----------------------------------
                                            Signature if held jointly

                                            Dated:                   , 2009
                                                  -------------------

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.